                                    GUARANTEE

         GUARANTEE, dated as of June 20, 1996 (the "Guarantee"), from ESSEX PORTFOLIO L.P., a California limited partnership (the "Guarantor"), to T/W ESSEX FUNDING, L.L.C., a Delaware limited liability company (the "Lender").


                              W I T N E S S E T H:

         WHEREAS, the Guarantor wishes to induce the Lender to enter into a Loan Facility Agreement (as amended, modified or supplemented from time to time, the "Loan Agreement") with Essex Property Trust, Inc. (the "Borrower");

         WHEREAS, the Borrower is the general partner of the Guarantor; and

         WHEREAS, the proceeds of the loan made under such Loan Agreement will be used by such Borrower to lend to the Guarantor to acquire certain properties and to reduce certain outstanding indebtedness of the Guarantor; and

         WHEREAS, the Lender is unwilling to enter into the Loan Agreement unless the Guarantor enters into this Guarantee;

         NOW, THEREFORE, in order to induce the Lender to enter into the Loan Agreement and the transactions contemplated thereby, the Guarantor hereby agrees as follows:

         1.   Guarantee.

         (a) The Guarantor unconditionally and irrevocably guarantees to the Lender the due and punctual performance of and compliance by the Borrower of its obligations, covenants and undertakings contained in or arising under the Loan Agreement, including but not limited to, the full and punctual payment by the Borrower, and the indefeasible receipt by the Lender thereof, when due, whether at the stated due date, by acceleration or otherwise, of any and all obligations, liabilities, indebtedness and other amounts of every kind arising out of the Loan Agreement and all amounts in respect of indemnities payable by the Borrower under the Loan Agreement, howsoever created, arising or evidenced, voluntary or involuntary, whether direct or indirect, absolute or contingent, now or hereafter existing or owing to the Lender (all the foregoing obligations and undertakings of the Borrower are collectively referred to hereinafter as the "Obligations").
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         (b) This Guarantee is an absolute, unlimited and continuing guaranty of performance, payment and indefeasible receipt (and not of collection) of the Obligations. This Guarantee is in no way conditioned upon any attempt to collect from the Borrower or upon any other event or contingency, and shall be binding upon and enforceable against the Guarantor without regard to the validity or enforceability of the Loan Agreement or of any term thereof. Upon the failure for any reason of the Borrower to duly and punctually pay or perform any Obligation under the Loan Agreement, or, despite such payment or performance by the Borrower, upon the failure of the Lender to receive the full amount of such payment or performance, the Guarantor shall immediately pay or perform the same directly to the Lender.

         (c) In case the Loan Agreement shall be rejected or terminated by the Borrower (as debtor in possession or otherwise), any trustee, receiver or liquidating agent or custodian of the Borrower or the Borrower's respective properties in any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, assignment for the benefit of creditors, dissolution or similar case or proceeding, the Guarantor's obligations hereunder shall continue to the same extent as if such agreement had not been so rejected or terminated. The Guarantor agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment to the Borrower or the Lender of the Obligations or any part thereof is avoided, repaid or must otherwise be returned by the Borrower or the Lender in, or as a result of, any claim, demand, action or proceeding made or commenced upon the insolvency, bankruptcy, arrangement, composition, readjustment, liquidation, assignment for the benefit of creditors or similar case or proceeding or reorganization of the Borrower, or otherwise, as though such payment to the Lender had not been made.

         (d) The Guarantor shall pay all reasonable costs, expenses and damages incurred (including, without limitation, reasonable attorneys' fees and disbursements) of the Lender in connection with the enforcement of the Obligations to the extent that such costs, expenses and damages are not indefeasibly paid by the Borrower, and in connection with the enforcement of the obligations of the Guarantor under this Guarantee.

         2. Guarantee Not Subject to Set-Off, etc. The obligations of the Guarantor hereunder shall not be subject to any counterclaim, setoff, deduction or defense (other than payment, performance or affirmative discharge, release or termination of this Guarantee by the beneficiaries thereof) based upon any claim the Guarantor may have against the Lender or the Borrower or any other Person and shall remain in full force and effect without regard to, and shall not be released, discharged, reduced or in any way affected by any circumstance or condition (whether or not the Guarantor shall have any knowledge or notice thereof) whatsoever which might constitute a legal or equitable discharge or defense including, but not limited to, (a) the amending, modifying or supplementing, expressly or impliedly, of the Loan Agreement or any other agreement referred to in the foregoing, or any other instrument applicable to the Borrower or to its Obligations (as defined in the related Loan Agreement), or to any part thereof; (b) any failure on the part of the Borrower to perform or comply with any term of the Loan Agreement or any failure of any other Person to perform or comply with any term of the Loan Agreement or any other agreement as aforesaid; (c) any waiver, consent, change, extension, indulgence or other action or any action or inaction under or in respect of the Loan Agreement or any other agreement as aforesaid, or this Guarantee (except for any
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written waiver or modification of the provisions of this Guarantee signed by the parties hereto), whether or not the Lender, the Guarantor or the Borrower has notice or knowledge of any of the foregoing; (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, assignment for the benefit of creditors or similar case or proceeding with respect to the Guarantor, the Borrower or their respective properties or their creditors, or any action taken by any trustee or receiver or by any court in any such proceeding; (e) any furnishing or acceptance of additional security or any release of any security (and the Guarantor authorizes the Lender to furnish, accept or release said security); (f) any lien, charge or encumbrance on or affecting the Guarantor's or the Borrower's respective assets and properties;
(g) any act, omission or breach on the part of the Lender under the Loan Agreement or on the part of the Borrower under the Loan Agreement or any other agreement at any time existing between the Lender and the Borrower or any other law, governmental regulation or other agreement applicable to the Lender, the Borrower or any Obligation; (h) any claim as any result of any other dealings among the Lender, the Guarantor, or the Borrower or any of them; (i) the assignment or transfer of this Guarantee, the Loan Agreement (in each case in accordance with and subject to the terms thereof) or any other agreement or instrument referred to in the Loan Agreement or applicable to the Borrower or the Obligations by the Borrower or the Lender to any other Person; or (j) any change in the name of the Lender, the Borrower or any other Person referred to herein.

         3. Waiver. The Guarantor unconditionally waives: (a) notice of any of the matters referred to in Section 2 hereof; (b) all notices which may be required by statute, rule of law or otherwise to preserve any rights against the Guarantor hereunder, including, without limitation, notice of the acceptance of this Guarantee, or the creation, renewal, extension, modification or accrual of the Obligations or notice of any other matters relating thereto, any presentment, demand, notice of dishonor, protest or nonpayment of any damages or other amounts payable under the Loan Agreement; (c) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of the Loan Agreement, including, without limitation, diligence in collection or protection of or realization upon the Obligations or any part thereof or any collateral therefor; (d) any requirement of diligence;
(e) any requirement to mitigate the damages resulting from a default by the Borrower under the Loan Agreement; (f) the occurrence of every other condition precedent to which the Guarantor may otherwise be entitled, except as provided in the Loan Agreement; and (g) the right to require the Lender to proceed against the Borrower or any other Person liable on the Obligations, to proceed against or exhaust security held from the Borrower or any other Person, or to pursue any other remedy in the Lender's power whatsoever, and the Guarantor waives the right to have the property of the Borrower first applied to the discharge of the Obligations.

         The Lender may, at its election, exercise any right or remedy it may have against the Borrower or any security held by the Lender, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of the Guarantor hereunder, except to the extent the Obligations have been indefeasibly received or satisfied, and the Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation (to the extent not otherwise effectively waived herein) or any other right or remedy of the Guarantor against the Borrower or any such security, whether resulting from such election by the Lender or otherwise. The Guarantor
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waives any defense arising by reason of any disability or other defense of the
Borrower (which, in each case, may nevertheless be asserted in a separate action or proceeding against the Lender or any other party), or by reason of the cessation from any cause whatsoever of the liability, either in whole or in part, of any Borrower to the Lender for its obligations under the Loan Agreement (in each case, other than as a result of indefeasible receipt, performance or affirmative discharge, release or termination of this Guarantee by the beneficiaries thereof).

         The Guarantor understands that the Lender's exercise of certain rights and remedies contained in the Loan Agreement may affect or eliminate, to the extent not otherwise effectively waived herein, the Guarantor's rights of subrogation against the Borrower and that the Guarantor may therefore incur partially or totally nonreimbursable liability hereunder; nevertheless, the Guarantor hereby authorizes and empowers the Lender, its successors, endorsees and/or assignees, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of the Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

         The Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrower and of all other circumstances bearing upon the risk of nonpayment or nonreceipt of the Obligations and agrees that the Lender shall not have any duty to advise the Guarantor of information regarding any condition or circumstance or any change in such condition or circumstance. The Guarantor acknowledges that the Lender has not made any representation to the Guarantor concerning the financial condition of the Borrower.

         4. Representations and Warranties of the Guarantor. The Guarantor repeats and restates all of the representations and warranties of the Operating Partnership, as defined in the Stock Purchase Agreement, set forth in Article 3 of the Stock Purchase Agreement, all of which are deemed to be incorporated by reference into this Guarantee as if such representations and warranties were set forth in full herein.

         5. Payments. Each payment by the Guarantor to the Lender under this Guarantee shall be made by transferring the amount thereof in immediately available funds without setoff or counterclaim; provided that, no such payment shall be deemed a waiver of any rights the Guarantor may have.

         6. Parties. This Guarantee shall inure to the benefit of the Lender and its successors, assigns or transferees, and shall be binding upon the Guarantor and its successors and assigns. The Guarantor may not delegate any of its duties under this Guarantee without the prior written consent of the Lender and any Person to whom the Lender has assigned this Guarantee. Upon notice to the Guarantor, the Lender and its successors, assigns and transferees may assign its or their rights and benefits under this Guarantee to any financial institution providing financing to the Lender in connection with the Loan Agreement.

         7. Notices. All notices, demands and other communications from and between the Lender and the Guarantor under this Guarantee shall be in writing (including telecopier) and shall be delivered or sent to the address or telecopier number shown below, or to such other address or
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telecopier number as any party hereto may by written notice to the other parties have designated for such purpose. Any such notice, demand or other communication shall not be effective until actually received.

         If to the Lender:

                  Patrick K. Fox
                  Principal & General Counsel
                  Westbrook Partners, LLC
                  14400 North Dallas Parkway, #200
                  Dallas, Texas  75240

         with a copy to:

                  Keith Gelb
                  Vice President
                  Westbrook Partners, LLC
                  11150 Santa Monica Boulevard
                  Los Angeles, California 90025

         and another copy to:

                  Allen Curtis Greer, II
                  Rogers & Wells
                  200 Park Avenue
                  New York, New York 10166

         If to the Guarantor:

                  Essex Property Trust, Inc.
                  777 California Avenue
                  Palo Alto, CA  94304
                  Attention:  Keith Guericke

         with a copy to:

                  Michael Schall
                  Essex Property Trust, Inc.
                  777 California Avenue
                  Palo Alto, CA  94304
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         and another copy to:

                  Jordan Ritter
                  Essex Property Trust, Inc.
                  777 California Avenue
                  Palo Alto, CA  94304

         8. Remedies. The Guarantor stipulates that the remedies at law in respect of any default or threatened default by the Guarantor in the performance of or compliance with any of the terms of this Guarantee are not and will not be adequate, and that any of such terms may be specifically enforced by a decree for specific performance or by an injunction against violation of any such terms or otherwise.

         9. Rights to Deal with the Lender. At any time and from time to time, without terminating, affecting or impairing the validity of this Guarantee or the obligations of the Guarantor hereunder, the Lender may deal with the Borrower in the same manner and as fully and as if this Guarantee did not exist and shall be entitled, among other things, to consent to any grant by the Borrower, without notice or demand and without affecting the Guarantor's liability hereunder, to grant extensions of time to perform, renew, compromise, accelerate or otherwise change the time for payment of or to otherwise change (or to consent to the change of) the terms of payment or any part thereof contained in or arising under the Loan Agreement, or to waive any Obligation of the Borrower to perform, any act or acts as the Lender may deem advisable.

         10. Subrogation. The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Borrower with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Borrower in respect thereof until such obligations have been performed and paid in full.

         11. Survival of Representations, Warranties, etc. All representations, warranties, covenants and agreements made herein and in statements or certificates delivered pursuant hereto shall survive any investigation or inspection made by or on behalf of the Lender and shall continue in full force and effect until all of the obligations of the Guarantor under this Guarantee shall be fully performed in accordance with the terms hereof, and until the indefeasible receipt and performance in full of all Obligations.
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         12. Governing Law and Consent to Jurisdiction; Waiver of Jury Trial.

         (a) THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK] IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS GUARANTEE OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER HEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. THE GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS GUARANTEE OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK.

         (b) The parties hereto knowingly, voluntarily and expressly waive all right to trial by jury in any action, proceeding or counterclaim enforcing or defending any rights arising out of or relating to this Guarantee or the transactions contemplated hereby. The Guarantor acknowledges that the provisions of this Section 12(b) have been bargained for and that it has been represented by counsel in connection therewith.

         13. Miscellaneous. If any term of this Guarantee or any application thereof shall be invalid or unenforceable, the remainder of this Guarantee and any other application of such term shall not be affected thereby. Any term of this Guarantee may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by the Guarantor and the Lender, and consented to by any assignee. The headings in this Guarantee are for purposes of reference only and shall not limit or define the meaning hereof. This Guarantee may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Capitalized terms used herein and not defined shall have the respective meanings assigned to such terms in the Loan Agreement.
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         IN WITNESS WHEREOF, the undersigned have caused this Guarantee to be executed and delivered as of the day and year first above written.

                                     ESSEX PORTFOLIO L.P., a California limited partnership, as Guarantor


                                     By:    Essex Property Trust, Inc.,
                                            a Maryland corporation
                                            General Partner


                                     By: /s/ Jordan E. Ritter
                                        ----------------------------------------
                                          Name: Jordan E. Ritter
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------

Acknowledged and Agreed:

T/W ESSEX FUNDING, L.L.C.

By:  Essex/TW Funding Corp.,
     a Delaware corporation
     Managing Member

By: /s/ Jeffrey Kaplan
   -------------------------------
     Name: Jeffrey Kaplan
          ------------------------
     Title: Vice President
           -----------------------